SIX CIRCLES FUNDS
Six Circles Credit Opportunities Fund
Supplement dated July 25, 2025
to the Prospectus dated May 1, 2025, as supplemented
(the “Prospectus”)
On June 17, 2025, the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved the addition of Mellon Investments Corporation (“Mellon”) and Insight North America LLC (“Insight”) as additional sub‑advisers to the Fund, effective July 28, 2025 (the “Effective Date”). On the Effective Date, Mellon and Insight will each begin managing Fund assets allocated to their respective sleeves by J.P. Morgan Private Investments Inc., the Fund’s adviser.
Accordingly, on the Effective Date, the Fund’s Prospectus is hereby amended as follows:
The fifth sentence of the tenth full paragraph under the “Risk/Return Summary — Six Circles Credit Opportunities Fund — What are the Fund’s main investment strategies?” section of the Prospectus and the fifth sentence of the fourteenth paragraph under the “More About the Fund – SIX CIRCLES CREDIT OPPORTUNITES FUND (“CREDIT OPPORTUNITES FUND”) – Principal Investment Strategies” section of the Prospectus are hereby deleted and replaced with the following:
The Adviser engages the following Sub‑Advisers: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Lord, Abbett & Co. LLC (“Lord Abbett”), RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”), Muzinich & Co., Inc. (“Muzinich”), PIMCO, Mellon Investments Corporation (“Mellon”) and Insight North America LLC (“Insight”).
The following is added after the nineteenth paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Prospectus — Six Circles Credit Opportunities Fund and after the twenty-fourth paragraph of the “More About the Fund – SIX CIRCLES CREDIT OPPORTUNITES FUND (“CREDIT OPPORTUNITES FUND”) – Principal Investment Strategies” section of the Prospectus, relating to Mellon and Insight:
Mellon — Passive US Investment Grade Corporates
With respect to its allocated portion of the Fund, Mellon will seek to replicate the overall risk characteristics of specific benchmarks predominately investing in corporate securities rated BBB- or higher by S&P or Fitch and/or Baa3 by Moody’s, unless the benchmark’s methodology dictates otherwise. For each benchmark, Mellon will seek to replicate the overall risk characteristics of the benchmark while minimizing tracking error volatility and the performance drag from transaction costs by only investing in index-eligible securities. Mellon employs a stratified sampling approach by selecting subsets of the benchmark’s securities so that the aggregate risk metrics of duration, yield/spread, sector, and quality are tightly controlled relative to the benchmark. Specifically:

•	with respect to rates, Mellon will seek to match the overall duration but also seek to neutralize points along the curve (key rates durations);

•	with respect to spread, Mellon will seek to match the overall spread but also seek to match the spread within subsectors and the full quality spectrum of the benchmark; and

•	with respect to the “idiosyncratic”, Mellon will seek diversification with respect to both the number of bonds and issuers to mitigate this risk.
Insight — Global Aggregate Investment Grade Corporates & High Yield
With respect to its allocated portion of the Fund, Insight will systematically invest in global high yield and investment grade corporate credit fixed income. The investment process will begin with targeting the risk exposures of an underlying benchmark. A stratified sampling approach is then used to select bonds that match the major risk characteristics of the benchmark (e.g., duration, quality, sector, industry, yield, market beta, etc.). Insight will utilize proprietary alpha drivers in the sampling to screen out or avoid overweighting bonds which are deemed lower quality or expensive (or generally undesirable by our quantitative factors).

Insight seeks to utilize diversified insights designed to provide a stable performance in most markets. Insight will utilize fundamental and market data to identify firms that may have trouble servicing their debt. As part of its investment process, Insight leverages the pioneering work by Robert Merton (Merton Model) to construct a proprietary value model. It uses equity market cap, equity implied volatility, and a firm’s balance sheet as three key inputs for this purpose. For companies who do not have underlying equity, Insight utilizes sophisticated regression-based techniques to determine value. Insight will utilize structural themes to seek to exploit additional market opportunities, including new issues, fallen angels, credit default swap indices (“CDX”)/cash bond tradeoff, and income harvesting. Overall, across all strategies, Insight will seek to closely match the risk exposure of the benchmark along all key risk dimensions. To efficiently and cost effectively handle cashflows, Insight sources inventory from the exchange-traded funds (“ETF”) ecosystem (where available). In the illiquid category including high yield credit, Insight utilizes its credit portfolio trading (or bond basket trading) approach. Insight carefully weighs the benefits of continuing to hold a bond with the cost to trade when evaluating these issues.
The first paragraph under the “Risk/Return Summary — Six Circles Credit Opportunities Fund — Management — Sub‑Advisers and Sub‑Sub‑Advisers” section of the Prospectus is hereby deleted and replaced with the following:
The Adviser allocates Fund assets for each investment strategy to Sub‑Advisers (three of which in turn allocate assets to their respective Sub‑Sub‑Advisers, as indicated), which allocations may be adjusted at any time. BlackRock, PGIM, Lord Abbett, RBC GAM (UK), Muzinich, PIMCO, Mellon and Insight are the current Sub‑Advisers to the Fund and BIL, PGIML and RBC GAM (US) are the current Sub‑Sub‑Advisers to the Fund.
The following is added to the end of the “Risk/Return Summary — Management — Sub‑Advisers and Sub‑Sub‑Advisers” section of the Prospectus relating to Mellon and Insight:
Mellon — Passive US Investment Grade Corporates

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Marlene Walker Smith	2025	Senior Director, Chief Investment Officer
William Newton	2025	VP, Portfolio Manager
Tracy Lynn Gregory	2025	VP, Portfolio Manager
Insight — Global Aggregate Investment Grade Corporates & High Yield

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Paul Benson	2025	Head of Systematic Fixed Income
Stephanie Shu	2025	Senior Portfolio Manager
The following is added to the end of the “The Fund’s Management and Administration — The Portfolio Managers – Sub‑Advisers and Sub‑Sub‑Advisers – Credit Opportunities Fund” section of the Prospectus, relating to Mellon and Insight:
Mellon — Passive US Investment Grade Corporates
Mellon is a corporation under the laws of the State of Delaware and is an indirect subsidiary of Bank of New York Mellon Corporation (“BNY”). BNY is a publicly traded financial holding company. Mellon is headquartered at 500 Ross Street, Pittsburgh, PA 15258. As of March 31, 2025, Mellon had assets under management totaling approximately $901.6 billion.
Portfolio Managers:
Marlene Walker Smith, William Newton and Tracy Lynn Gregory serve as portfolio managers to the Credit Opportunities Fund.
Marlene Walker Smith is the Chief Investment Officer for Mellon. Ms. Smith leads the team of equity and fixed income index portfolio managers managing US and non‑US index portfolios. She is responsible for the refinement and implementation of the entire index portfolio management process. Previously, Ms. Smith served as the Head of Equity Portfolio Management, responsible for US and non‑US equity indexing portfolios. Ms. Smith also served as a senior portfolio manager within the equity index team and prior to joining the equity index team was an equity trader for the firm. Prior to joining the firm in 1995, Ms. Smith was an equity trader for Banc One Investment Advisors Corporation. In addition, Ms. Smith was the brokerage services manager for Mid Atlantic Capital Corporation. Her responsibilities included working with portfolio managers and clients to implement equity and fixed income strategies. Ms. Smith has been in the investment industry since 1990. Ms. Smith is a member of the FTSE Russell Americas Regional Equity Advisory Committee and provides input on index methodology and large events to industry index providers on behalf of Mellon’s clients. In addition, she is a member of Women in ETFs. Ms. Smith earned an MBA in finance from the Katz Graduate School of Business, University of Pittsburgh and a BA in history and Russian from Washington & Jefferson College. She is a member of P.E.O. International, Chapter BN. P.E.O. is a philanthropic organization supporting women. P.E.O. provides financial support to women pursuing higher education.
William Newton is a Vice President and Portfolio Manager at Mellon. Mr. Newton is responsible for domestic and international fixed income index portfolio management. Mr. Newton began at BNY in 2012 as a portfolio analyst responsible for overseeing implementation across emerging market debt, core and core plus fixed income, and interest rate strategies. Prior to becoming a portfolio manager, Mr. Newton worked as a quantitative research analyst responsible for modeling valuations and asset allocations as well as modeling risk, ratings, and ESG factors for developed and emerging market economies. Mr. Newton began his career as a trading assistant for Rampart Investment Management, Co. Bill earned his BA from St. Lawrence University and holds the CFA® designation. He has been in the investment industry since 2006.
Tracy Lynn Gregory is a Vice President and Portfolio Manager at Mellon. Ms. Gregory is responsible for managing fixed income portfolios which include government, credit, aggregate, and international funds. Prior to this, she was responsible for trading and portfolio management of short duration portfolios at Mellon Bond Associates and Standish Mellon Asset Management Company, LLC. The funds she managed had various strategies and invested in fixed income securities with maturities out to five years. Her previous positions at BNY include Financial Analyst for the Corporate Trust and Corporate Banking departments, where she reported to senior management on all aspects of the department. She also worked in the accounting and finance areas of Westinghouse. Ms. Gregory has an MBA from Duquesne University and a BS from Robert Morris University.
Insight — Global Aggregate Investment Grade Corporates & High Yield
Insight is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation and is registered in the United States with the Securities and Exchange Commission as an investment adviser. Insight is part of the group of affiliated companies providing investment advisory services under the brand name “Insight Investment” or “Insight.” Insight’s principal office is located at 200 Park Avenue, New York, New York 10166. As of March 31, 2025, Insight had assets under management totaling approximately $137.9 billion.
Portfolio Managers:
Paul Benson and Stephanie Shu serve as portfolio managers to the Credit Opportunities Fund.
Paul Benson, CFA, CAIA, is Head of Systematic Fixed Income at Insight. Mr. Benson has 30 years’ experience in the investment industry. He joined BNY Mellon Investment Management affiliate, Mellon Investments, in 2005 and has been Head of the Systematic Fixed Income Team since 2015. In September 2021, Mellon Investments’ fixed income strategies, including the Systematic Fixed Income Team, formally joined Insight. Based in San Francisco, Mr. Benson and his team of portfolio managers, researchers and traders pioneered the development of highly implementable systematic fixed income strategies by combining innovative model-driven alpha research with cutting-edge trading technology. Before becoming Head of the Systematic Fixed Income Team, Mr. Benson was a senior portfolio manager responsible for the yield curve arbitrage strategy within global asset allocation portfolios. Additionally, he engineered and built the process to automate fixed income portfolio rebalancing and improve operational risk control. Prior to joining Mellon Investments, Mr. Benson was a senior fixed income portfolio associate at Pacific Investment Management Company (PIMCO), where he analyzed, implemented and managed active US and global fixed income portfolios. Previously, he was a trader at Westdeutsche Landesbank Tokyo, where he built the interest rate swaps trading desk, and a trader at Bankers Trust Tokyo, where he ran the Japanese government bond book. Both positions included market making and proprietary trading. Mr. Benson received a BA from University of Michigan at Ann Arbor. He is a CFA charterholder and is a member of the CFA Institute.
Stephanie Shu, CFA, is a Senior Portfolio Manager, Systematic Fixed Income at Insight. Stephanie joined BNY Mellon Investment Management affiliate, Mellon Investments, in 2000 and has been in the investment industry since 1997. In September 2021, Mellon Investments’ fixed income strategies, including the Systematic Fixed Income Team, formally joined Insight. As a senior portfolio manager, Ms. Shu is responsible for designing and managing systematic fixed income strategies, which include emerging markets local debt, global investment grade credit, fallen angel and global high yield strategies. Ms. Shu works closely with the fixed income research team for all quantitative model designs. Prior to joining Mellon Investments, Ms. Shu worked at Gifford Fong Associates where she managed a staff of 15 people responsible for the development of financial risk analytics. She earned an MS in finance and mathematics from Texas A&M University. Stephanie is a CFA charterholder and is a member of the CFA Institute.

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PROSPECTUS FOR FUTURE REFERENCE
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SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

Supplement dated July 25, 2025

to the Statement of Additional Information

dated May 1, 2025, as supplemented (“SAI”)

On June 17, 2025, the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved the addition of Mellon Investments Corporation (“Mellon”) and Insight North America LLC (“Insight”) as additional sub-advisers to the Fund, effective July 28, 2025 (the “Effective Date”). On the Effective Date, Mellon and Insight will each begin managing Fund assets allocated to their respective sleeves by J.P. Morgan Private Investments Inc., the Fund’s adviser.

Accordingly, on the Effective Date, the SAI is hereby amended as follows:

The fourth paragraph under the “GENERAL – Miscellaneous” section of Part I of the SAI is hereby deleted and replaced with the following:

The Funds are advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and sub-advised by one or more of the following sub-advisers and sub-sub-advisers: BlackRock Investment Management, LLC (“BlackRock”), Insight North America LLC (“Insight”), Goldman Sachs Asset Management, L.P. (“Goldman”), Pacific Investment Management Company LLC (“PIMCO”), PGIM, Inc. (“PGIM”), Capital International, Inc. (“Capital”), Nuveen Asset Management, LLC (“Nuveen”), Allspring Global Investments, LLC (“Allspring”), Lord, Abbett & Co. LLC (“Lord Abbett”), RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”), RBC Global Asset Management (US) Inc. (“RBC GAM (US)”), Muzinich & Co., Inc. (“Muzinich”), Mellon Investments Corporation (“Mellon”), Russell Investments Implementation Services, LLC (“RIIS”), BlackRock International Limited (“BIL”), BlackRock (Singapore) Limited (“BSL”), and PGIM Limited (“PGIML”). JPMPI is also referred to herein as the “Adviser.” BlackRock, Insight, Goldman, PIMCO, PGIM, Capital, Nuveen, Allspring, Lord Abbett, RBC GAM (UK), Muzinich, Mellon and RIIS are also referred to herein as the “Sub-Advisers” and, individually, as a “Sub-Adviser.” BIL, BSL, PGIML and RBC GAM (US) are also referred to herein as the “Sub-Sub-Advisers” and, individually, as a “Sub-Sub-Adviser.” Certain references herein to the Adviser may also include a Sub-Adviser, as the context requires. Additionally, certain references herein to a Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.

The seventh sentence of the first paragraph under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS – Sub-Advisers and Sub-Sub-Advisers” section of Part I of the SAI is hereby deleted and replaced with the following:

BlackRock, PGIM, Lord Abbett, RBC GAM (UK), Muzinich, PIMCO, Mellon and Insight serve as Sub-Advisers to the Credit Opportunities Fund.

The tenth sentence of the first paragraph under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS – Sub-Advisers and Sub-Sub-Advisers” section of Part I of the SAI is hereby deleted and replaced with the following:

Each of BlackRock, Insight, Goldman, PIMCO, PGIM, BIL, BSL, PGIML, Capital, Nuveen, Allspring, Lord Abbett, RBC GAM (UK), RBC GAM (US), Muzinich, Mellon and RIIS is independent of the Adviser.

The following information relating to Mellon and Insight is added to the end of the first table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers” section of Part I of the SAI under Credit Opportunities Fund:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Mellon — Passive US Investment Grade Corporates
Marlene Walker Smith	132	148,026	114	114,642	127	144,201
William Newton	15	22,061	33	23,819	24	315,409
Tracy Lynn Gregory	15	22,061	33	23,819	24	315,409

Insight — Global Aggregate Investment Grade Corporates & High Yield
Paul Benson	2	538	9	1,746	14	3,306
Stephanie Shu	1	339	—	—	3	3,627

The following information relating to Mellon and Insight is added to the end of the second table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers” section of Part I of the SAI under Credit Opportunities Fund:

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Mellon — Passive US Investment Grade Corporates
Marlene Walker Smith	—	—	—	—	—	—
William Newton	—	—	—	—	—	—
Tracy Lynn Gregory	—	—	—	—	—	—

Insight — Global Aggregate Investment Grade Corporates & High Yield
Paul Benson	—	—	—	—	—	—
Stephanie Shu	—	—	—	—	—	—

The first paragraph under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS” section of Part II of the SAI is hereby deleted and replaced with the following:

Pursuant to an investment advisory agreement, JPMPI serves as investment adviser to the Funds. BlackRock, Insight, Goldman, PIMCO, PGIM, Capital, Nuveen, Allspring, Lord Abbett, RBC GAM (UK), Muzinich, Mellon, AHL, T. Rowe Price, DBi and CFM serve as investment sub-advisers to certain Funds pursuant to investment sub-advisory agreements with JPMPI. BIL, BSL, PGIML and RBC GAM (US) serve as investment sub-sub-advisers to the Fund pursuant to investment sub-sub-advisory agreements with their affiliated Sub-Advisers.

The discussion of Insight under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS” section of Part II of the SAI is hereby deleted and replaced with the following:

Insight North America LLC (“Insight”). Insight has been engaged by JPMPI to serve as an investment sub-adviser to the Six Circles Tax Aware Ultra Short Duration Fund and the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “Insight Sub-Advisory Agreement”). Insight is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Insight is located at 200 Park Avenue, New York, New York 10166.

Insight is paid monthly by JPMPI a fee based on the portion of assets under management of each of the Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Credit Opportunities Fund allocated to Insight, as set forth in the Insight Sub-Advisory Agreement.

The Insight Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The following discussion of Mellon is added to the end of the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS” section of Part II of the SAI:

Mellon Investments Corporation (“Mellon”). Mellon has been engaged by JPMPI to serve as an investment sub-adviser to the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “Mellon Sub-Advisory Agreement”). Mellon is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mellon is located at 500 Ross Street, Pittsburgh, PA 15258.

Mellon is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Credit Opportunities Fund allocated to Mellon, as set forth in the Mellon Sub-Advisory Agreement.

The Mellon Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The following disclosure related to Mellon is hereby added to the end of the “POTENTIAL CONFLICTS OF INTEREST—Conflicts of Interest Relating to the Sub-Adviser and Sub-Sub-Advisers” section of the SAI Part II:

Mellon

It is the policy of Mellon to make business decisions free from conflicting outside influences. Mellon’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Mellon’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in several different jurisdictions with a diverse client and strategy base, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY”), potential conflicts may also arise between Mellon and other BNY companies.

Mellon will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, Mellon has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to:

•	The allocation of investment opportunities

•	Execution of portfolio transactions

•	Brokerage conflicts

•	Compensation conflicts

•	Related party arrangements

•	Personal interests

•	Other investment and operational conflicts of interest

Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, Mellon has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of our Form ADV.

The following disclosure related to Mellon is hereby added to the end of the “PORTFOLIO MANAGER COMPENSATION” section of the SAI Part II:

Mellon

The firm’s rewards program is designed to be market-competitive and align our compensation with the goals of our clients.

Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s performance, as well as individual performance. Awards are paid in cash on an annual basis; however, some senior individuals may receive a portion of their annual incentive award in deferred vehicles. The following factors encompass our rewards program:

•	Base salary

•	Annual cash incentive

•	Long-Term Incentive Plan (applicable only to select senior individuals)

•	BNY restricted stock units

The following disclosure related to Mellon is hereby added to the end of “APPENDIX C — PROXY VOTING POLICIES” section of the SAI Part II:

Mellon Investments Corporation (“Mellon”)

Mellon, through its Proxy Voting Committee (the “Proxy Voting Committee”), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies and those other companies established in non-U.S. jurisdictions that have significant operations occurring within the U.S. (the “Mellon Voting Guidelines”). For non-U.S. companies without significant U.S. operations, Mellon seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the “ISS Voting Guidelines” and, collectively with the Mellon Voting Guidelines, each as in effect from time-to-time, the “Voting Guidelines”).

Mellon, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.

Mellon takes seriously its responsibility to vote proxies on behalf of its clients as a prudent fiduciary. In general, we employ proxy voting to:

•	Align the interests of a company’s management and board of directors with those of the company’s shareholders

•

Promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders and stakeholders regarding matters that could affect the long-term value of the company

•	Uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval

•	Promote adequate disclosure about a company’s business operations and financial activity

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Mellon weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, Mellon generally seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires “share blocking” pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund’s custodian bank. Mellon generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds’ portfolio managers not being able to sell the funds’ shares of such securities while the shares are blocked). Therefore, if share blocking is required, Mellon typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund’s investment is to be voted upon.

Material Conflicts of Interest. Mellon seeks to avoid material conflicts of interest between a fund and the fund’s shareholders, on the one hand, and Mellon, or any affiliated person of the fund or Mellon, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis, together the “Proxy Advisors”) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is Mellon’s view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, Mellon engages a third party as an independent fiduciary to vote all proxies for securities of the Bank of New York Mellon Corporation (“BNY”) and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, a BNY executive, or a member of BNY’s Board of Directors, but material conflicts of interests may also arise due to relationships involving Mellon and/or Mellon employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Mellon with instructions as to how to vote such proxy. In the latter case, Mellon will vote the proxy in accordance with the independent fiduciary’s determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders (“mirror voting”); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients’ best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, nondiscretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed Mellon is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by Mellon.

Mellon will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority. Our Voting Guidelines are also available publicly on our website at www.Mellon.com.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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